Segment Information	3 Months Ended
Jun. 30, 2018
Segment Information [Abstract]
Description of accounting policy for segment reporting [text block]

Segment Information (unaudited)

The following segment information has been prepared in accordance with the “management approach”, which requires presentation of the segments on the basis of the internal management reports of the entity which are regularly reviewed by the chief operating decision maker, which is the Deutsche Bank Management Board, in order to allocate resources to a segment and to assess its financial performance.

Business Segments

The Group’s segment reporting follows the organizational structure as reflected in its internal management reporting systems, which are the basis for assessing the financial performance of the business segments and for allocating resources to the business segments. Generally, restatements due to changes in the organizational structure were implemented in the presentation of prior period comparables if they were considered in the Group’s management reporting systems.

Our business operations are organized under the divisional structure comprising the following divisions:

  ‒Corporate & Investment Bank (“CIB”)
  ‒Private & Commercial Bank (“PCB”)
  ‒Asset Management (“AM”)

The key changes compared to Deutsche Bank’s previously reported segmental information are outlined below.

In the first quarter of 2018, the definition of CIB’s ‘Sales & Trading (FIC)’ revenue category has been updated to improve alignment with peer reporting and enable more relevant comparisons. As a result, the category ‘Financing’ ceased to exist and the majority of revenues previously reported under that category, for the year 2017 more than 95%, has been moved into the ‘Sales & Trading (FIC)’ category and the remainder into “Other”. In the current quarter revenues related to Listed Derivatives & Clearing have been transferred from Sales & Trading (FIC) to Sales & Trading (Equities) to better align to the priorities of the business. The presentation of comparison periods has been adjusted accordingly.

In May 2018, Deutsche Bank successfully merged Postbank and Deutsche Bank’s private & commercial clients business in Germany into DB Privat- und Firmenkundenbank AG. After the agreement to sell our retail business in Portugal and agreement for the partial sale of the Polish retail business in the first quarter of 2018, revenues from these Private and Commercial Clients International (PCCI) businesses, as well as Hua Xia Bank and the PCS disposed business are reported in a separate category to better reflect our exited businesses. As a result, PCB revenues are now reported as follows:

  ‒ Private and Commercial Business (Germany),
  ‒ Private and Commercial Business (International), which covers operations in Belgium, India, Italy and Spain,
  ‒ Wealth Management (Global), and
  ‒ Exited businesses, which covers operations in Poland and Portugal as well as Private Client Services (PCS) and Hua Xia Bank in historical periods.

The presentation of comparison periods has been adjusted accordingly.

In March 2017, Deutsche Bank announced its intention to pursue an initial public offering (IPO) of Deutsche Asset Management, which was completed in March 2018. Since March 23, 2018, shares of the holding company DWS Group GmbH & Co. KGaA are listed on the Frankfurt stock exchange. The corporate division “Deutsche Asset Management” was renamed “Asset Management” during the first quarter 2018.

From 2018 onwards Infrastructure expenses are allocated to the corporate divisions based on Plan. Any delta between Plan and Actual allocations is captured centrally within “Corporate & Other”. Infrastructure expenses relating to shareholder activities as defined in the OECD Transfer Pricing Guidelines, i.e. costs for specific group functions, are no longer allocated to segments, but instead held centrally and reported under ‘Corporate & Other (C&O)’, formerly ‘Consolidation & Adjustments (C&A)’. In 2017 these infrastructure expenses amounted to approximately € 370 million. The presentation of comparison periods has been adjusted accordingly. All categories previously reported under C&A, including valuation and timing differences as well as treasury-related and corporate items not allocated to the divisions, remain in C&O.

Capital Expenditures and Divestitures

During the first half of 2018, the Group has made the following capital expenditures or divestitures:

In early October 2017, Deutsche Bank Group signed a binding agreement to sell a unit of the Global Transaction Banking division, to Apex Group Limited. In June 2018 the transaction was successfully completed.

In March 2018, Deutsche Bank Group entered into an agreement to sell its Portuguese Private & Commercial Clients business to Abanca Corporación Bancaria S.A. The transaction is expected to be closed in the first half of 2019 and is subject to all required approvals, regulatory notifications, corporate consents and other conditions.

Allocation of Average Shareholders’ Equity

Since 2017, Shareholders’ equity is fully allocated to the Group’s segments based on the regulatory capital demand of each segment and is no longer capped at the amount of shareholders’ equity required to meet the externally communicated targets for the Group’s Common Equity Tier 1 ratio and the Group’s Leverage ratio. Regulatory capital demand reflects the combined contribution of each segment to the Group’s Common Equity Tier 1 ratio, the Group’s Leverage ratio and the Group’s Capital Loss under Stress. Contributions in each of the three dimensions are weighted to reflect their relative importance and level of constraint for the Group. Contributions to the Common Equity Tier 1 ratio and the Leverage ratio are measured though Risk-Weighted Assets (RWA) and Leverage Ratio Exposure (LRE) assuming full implementation of CRR/CRD 4 rules. The Group’s Capital Loss under Stress is a measure of the Group’s overall economic risk exposure under a defined stress scenario. Goodwill and other intangibles continue to be directly attributed to the Group’s segments in order to allow the determination of allocated tangible shareholders’ equity and the respective returns. Shareholders’ equity and tangible shareholders’ equity is allocated on a monthly basis and averaged across quarters and for the full year. All reported periods for 2016 and 2017 have been restated.

The difference between the spot values of the segments and the average Group amount is captured in C&O.

For purposes of the 2017 average shareholders’ equity allocation the Non-Core Operations Unit (NCOU) balances from year-end 2016 have been allocated to Corporate & Other (C&O) as the Non-Core Operations Unit (NCOU) has ceased to exist as a separate corporate division from 2017 onwards.

Segmental Results of Operations

For the results of the business segments, including the reconciliation to the consolidated results of operations under IFRS, please see “Management Report: Operating and Financial Review: Results of Operations: Segment Results of Operations” of this Interim Report.